SCHEDULE 14A

                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement      [ ] Confidential, for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-12




                (Name of Registrant as Specified in Its Charter)

CompuDyne Corporation
---------------------

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

______________________


(2)  Aggregate number of securities to which transaction applies:

______________________


(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

______________________


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[ ]  Fee paid previously with preliminary materials:

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[ ]  Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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                                       2

                                                     COMPUDYNE CORPORATION
                                                     7249 National Drive
                                                     Hanover, MD 21076
                                                     (410) 712-0275



April 29, 2004




Dear CompuDyne Stockholder:

The following pages contain the notice of CompuDyne's Annual Meeting of Stockholders, Proxy and the Proxy Statement. Please be sure to complete, date, sign and return the enclosed Proxy promptly to ensure that your shares will be voted.

Enclosed is CompuDyne's Annual Report for the year ended December 31, 2003. This report describes in detail CompuDyne's operations and results for the past year.

You are invited to attend CompuDyne's Annual Meeting to be held Thursday, May 27, 2004 at 9:30 a.m. in CompuDyne's office located at 10320 Little Patuxent Parkway, Suite 200, Columbia, MD 21044.



                                                     Sincerely,




                                                     Martin A. Roenigk
                                                     Chairman

                              COMPUDYNE CORPORATION
                               7249 National Drive
                                Hanover, MD 21076

--------------------------------------------------------------------------------
                  NOTICE OF 2004 ANNUAL MEETING OF STOCKHOLDERS
--------------------------------------------------------------------------------



TIME......................9:30 a.m. EST
                          Thursday, May 27, 2004

PLACE.....................COMPUDYNE CORPORATION
                          10320 Little Patuxent Parkway
                          Suite 200
                          Columbia, MD 21044

ITEMS OF BUSINESS.........1) To elect members of the Board of Directors to serve until the 2007 Annual Meeting of Stockholders.

                          2) To amend the Corporation's Articles of
                             Incorporation to increase the number of authorized shares of capital stock.

                          3) To approve the Amended and Restated CompuDyne
                             Corporation 1996 Stock Incentive Plan for
                             Employees.

                          4) To amend the Corporation's Articles of
                             Incorporation to allow the Board of Directors to fill vacancies created by the size of the Board being increased.

                          5) To transact any other business as may properly come
                             before the meeting or any adjournment thereof.

RECORD DATE...............Holders of CompuDyne Corporation common stock of record at the close of business on April 2, 2004 are entitled to vote at the meeting.



                          W.C. Rock, Secretary
April 29, 2004


--------------------------------------------------------------------------------

                                    IMPORTANT

To ensure your representation at the meeting, please date and execute the enclosed Proxy in accordance with the instructions contained therein and return immediately. A return envelope, which requires no postage if mailed in the United States, is enclosed for that purpose.

--------------------------------------------------------------------------------

                              COMPUDYNE CORPORATION
                               7249 National Drive
                             Hanover, Maryland 21076

                                 PROXY STATEMENT
                       2004 ANNUAL MEETING OF STOCKHOLDERS

The Board of Directors furnishes this Proxy Statement to stockholders of CompuDyne Corporation, a Nevada corporation ("CompuDyne" or the "Corporation"), in connection with the solicitation of proxies for use at the 2004 Annual Meeting of Stockholders of the Corporation (the "Annual Meeting") to be held Thursday, May 27, 2004 at 9:30 a.m. in CompuDyne's office located at 10320 Little Patuxent Parkway, Suite 200, Columbia, MD 21044. The approximate date on which this Proxy Statement and the enclosed form of proxy are being sent to stockholders is April 29, 2004.

                             SOLICITATION OF PROXIES

The expenses of the solicitation of the proxies for the meeting, including the cost of preparing, assembling and mailing the notice and Proxy Statement, proxy and return envelopes, the handling and tabulation of proxies received, and charges of brokerage houses and other institutions, nominees or fiduciaries in forwarding such documents to beneficial owners will be paid by the Corporation. In addition to the mailing of the proxy material, such solicitation may be made in person or by telephone by directors, officers or regular employees of the Corporation.

The enclosed proxy is revocable any time before it is exercised. A proxy may be revoked by submitting a revoking instrument to the Corporation or a duly executed proxy bearing a later date with the Secretary of the Corporation. The powers of the proxy holders will be suspended if the person executing the proxy attends the meeting in person and so requests.

In the event that multiple stockholders share the same address, only one notice, proxy statement and annual report will be delivered to the address unless contrary instructions are received by the Corporation. Promptly upon written request of any stockholder which is sent by mail to the Corporation at 7249 National Drive, Hanover, MD 21076 or verbally by telephone to 410-712-0275, the Corporation will deliver one or more additional notices, proxy statements and annual reports up to the number of stockholders at such address or if multiple notices, proxy statements or annual reports are currently delivered, will reduce the number delivered.

                 OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

The Board of Directors has fixed the close of business on April 2, 2004 as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. On the Record Date, there were 8,019,432 shares of common stock, par value $.75 per share ("Common Stock") of the Corporation outstanding. Each share of Common Stock is entitled to one vote on all matters to be acted upon at the Annual Meeting. The only outstanding voting securities of the Corporation are shares of Common Stock. There will be no cumulative voting for the election of directors.

The presence, in person or by proxy, of holders of a majority of the issued and outstanding shares of Common Stock entitled to vote at the Annual Meeting will constitute a quorum for the purpose of conducting the meeting. Abstentions and broker non-votes are counted as present in determining whether the quorum requirement is satisfied. If a quorum is not present at the Annual Meeting, the holders of Common Stock entitled to vote who are present or represented by proxy at the Annual Meeting have the power to adjourn the Annual Meeting to such time and place as they may determine. At any such adjourned meeting at which a quorum is present, any business may be transacted that may have been transacted at the Annual Meeting.

Assuming the presence of a quorum, directors will be elected by a plurality of the votes cast (Proposal No. 1). To approve the increase in the number of authorized shares of Common Stock (Proposal No. 2), the number of votes cast in favor of the proposal must exceed the number of votes cast in opposition to the proposal. To approve the Amended and Restated CompuDyne Corporation 1996 Stock Incentive Plan for Employees (Proposal No. 3), the number of votes cast in favor of the proposal must exceed the number of votes cast in opposition to the proposal. To approve the amendment to the Corporation's Articles of Incorporation to allow the Board of Directors to fill vacancies on the Board (Proposal No. 4), the proposal must receive the affirmative vote of 60% of the shares of Common Stock entitled to vote at the Annual Meeting.

To act upon any other matter as may properly come before the meeting or any adjournment thereof, the number of votes cast in favor of the proposal or matter must exceed the number of votes cast in opposition to the proposal or matter.

Abstentions and broker non-votes (shares held by a broker or nominee as to which the broker or nominee does not have the authority to vote on a particular matter) will have no effect on the election of directors and will not be counted as a vote cast in favor of or in opposition to Proposal No. 2 or Proposal No. 3. Because the approval of Proposal No. 4 requires the affirmative vote of 60% of the shares of Common Stock entitled to vote at the Annual Meeting, abstentions and broker non-votes on Proposal No. 4 will have the same legal effect as a vote against Proposal No. 4.

ELECTION OF DIRECTORS (PROPOSAL NO. 1)

Directors and Nominees

Pursuant to the Bylaws of the Corporation, the Board of Directors shall be not less than three (3) nor more than eleven (11). By resolution, the Board of Directors has determined that there shall be ten (10) directors. The directors are divided into three classes, each class serving for a term of three years. To the extent practical, the stockholders elect one-third of the members of the Board of Directors annually. The Board of Directors has nominated and recommends that stockholders elect nominees Martin A. Roenigk, Geoffrey F. Feidelberg, John
H. Gutfreund and John Michael McConnell to serve as directors of the Corporation for a term of three years until the 2007 Annual Meeting of Stockholders and until their respective successors are elected and qualified. Mr. Roenigk is currently a member of the Board of Directors.

Unless authority to vote is withheld, the enclosed proxy will be voted FOR the election of Martin A. Roenigk, Geoffrey F. Feidelberg, John H. Gutfreund and John Michael McConnell. The nominees have consented to serve on the Board of Directors of the Corporation. There is no family relationship between Mr. Roenigk, Mr. Feidelberg, Mr. Gutfreund or Mr. McConnell and any director or executive officer of the Corporation.

Information with respect to each person nominated for election as a director and each other person who will continue as a director after the meeting follows.

Required Vote and Recommendation

A plurality of the votes cast at the Annual Meeting is required to elect each nominee. Accordingly, abstentions and broker non-votes will have no effect on the election of directors. Shares represented by proxies will be voted for the election of the nominees named above unless authority to do so is withheld. The nominees have consented to serve if elected to the Board of Directors. If any nominee should be unable to serve, shares represented by proxies may be voted for a substitute nominee recommended by the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" EACH OF THE NOMINEES

Age, Principal Occupation or Position,                             Year First
Directorships of Other Publicly Owned Corporations              Elected Director

NOMINEES FOR TERM OF OFFICE TO EXPIRE IN  2007:

Martin A. Roenigk, 61 (1)                                             1995

Martin Roenigk was elected Chairman of the Board of Directors, President and Chief Executive Officer of CompuDyne in August 1995. Mr. Roenigk is the Chairman of Fiber SenSys, Inc., CorrLogic, Inc., Norment Security Group, Inc., Norshield Corporation, Quanta Systems Corporation, and Tiburon, Inc. and the CEO and Chairman of Secure Travel, Inc., all of which are subsidiaries of the Corporation. Mr. Roenigk is a partner in BPH Properties, LLC and Crescent Properties, LLC and an officer of Basin Park Hotel, Inc. and Crescent Hotel & Spa, Inc.

Geoffrey F. Feidelberg, 48

Geoffrey F. Feidelberg has served as the Chief Financial Officer and Treasurer of CompuDyne Corporation since July 2001. From 1999 until joining CompuDyne Corporation, Mr. Feidelberg was a private investor. Prior to 1999 Mr. Feidelberg was the Chief Operating Officer and the Chief Financial Officer of AquaPenn Spring Water Company, Inc., a New York Stock Exchange listed company.

John H. Gutfreund, 73

John H. Gutfreund is Senior Managing Director and Executive Committee member of
C. E. Unterberg, Towbin and has served in such capacity since January 2002. He is also the President of Gutfreund & Co., Inc. (financial consulting), and has served in such capacity since 1993. He currently serves as a Director for AccuWeather, Inc., Evercel, Inc., LCA-Vision, Inc., LongChamp Core Plus Fund, Maxicare Health Plans, Inc., Nutrition 21, Inc., The Universal Bond Fund and Montefiore Medical Center.

John Michael McConnell, 59

Mr. McConnell is a Vice President and Director of Booz Allen Hamilton, Inc.'s Infrastructure Assurance Center of Excellence where he has served since 1996.


DIRECTORS CONTINUING FOR TERMS OF OFFICE EXPIRING IN 2005:

Philip M. Blackmon, 56                                                1995

Mr. Blackmon is the Executive Vice President and a Director of CompuDyne and has served in such capacity since January 1995. Mr. Blackmon is the CEO and President of Quanta Systems Corporation ("Quanta"), a subsidiary of CompuDyne, a position he has held since 1992.

David W. Clark, Jr., 66 (2)(3)(4)                                     1985

Mr. Clark is a Managing Director of Pryor & Clark Company, an investment holding company, and has served in such capacity since June 1993. He presently serves as a director of Checkpoint Systems, Inc. (manufacturing) and SS&C Technologies Corp. (software development).

Bruce Kelling, 62                                                     2002

Mr. Kelling is the former Chairman of Tiburon, Inc., a subsidiary of CompuDyne and he served in such capacity from April 2003 until August 2003. Mr. Kelling is also the former President and CEO of Tiburon, Inc, a position he held from 1980 until April 2003.

DIRECTORS CONTINUING FOR TERMS OF OFFICE EXPIRING IN 2006;

Ron Angelone, 56 (3)                                                  2003

Ron Angelone is the Vice President of Correctional Solutions, Inc., (a corrections consulting and business development firm) and has served in such capacity since September 2002. Previously Mr. Angelone served as the Director of the Virginia Department of Corrections, a position he held since 1994. He is also the former Director of the Nevada Department of Prisons and the Texas Department of Corrections, Southern Region.

Wade B. Houk, 60 (2)(4)                                               2001

Wade B. Houk is the President of Houk Associates, LLC (a criminal justice consulting firm), and has held this position since 1999. Mr. Houk was the Assistant Director and Chief Financial Officer of the FBI from 1996 to 1999.

Millard H. Pryor, Jr., 70 (1)(2)(3)(4)                                1985

Mr. Pryor is a Managing Director of Pryor & Clark Company, an investment holding company, and has served in such capacity since June 1993. He presently serves as a director of August Financial Holding Co. (a holding company), The Hartford Funds (financial services), Hoosier Magnetics, Inc. (manufacturing company), Infodata Systems Inc. (computer software), and Spiritus Wine, Inc. (liquor retailer).

________________________________________________________________________________

(1)  A member of the Executive Committee of the Board of Directors.
(2)  A member of the Audit Committee of the Board of Directors.
(3) A member of the Compensation and Stock Option Committee of the Board of Directors.
(4) A member of the Corporate Governance and Nominating Committee of the Board of Directors.

Mr. Pryor and Mr. Roenigk currently serve on the Executive Committee of the Board of Directors. Mr. Roenigk and Mr. Pryor have served on the Committee since August 1995. That Committee, with certain exceptions, has the powers exercisable by the Board of Directors when it is not in session. Messrs. Houk, Pryor and Clark currently serve as the Audit Committee of the Board of Directors. The Board of Directors has determined that all three members of the Audit Committee are "audit committee financial experts" as defined under SEC rules. The Board of Directors has also determined that all of the members of the Audit Committee are independent. The Audit Committee has the responsibility to review the overall control systems of the Corporation, to engage the independent auditors to audit the books and records of the Corporation and to approve the scope of any audit to be conducted, as further described below. Messrs. Pryor, Clark and Angelone currently serve as the Compensation and Stock Option Committee of the Board of Directors. That Committee has the authority to decide the compensation of officers of the Corporation and to grant restricted stock awards, stock options and stock bonus awards to the employees of the Corporation. The Board of Directors has determined that all members of the Compensation and Stock Option Committee are independent. Messrs. Pryor, Clark and Houk currently serve as the Corporate Governance and Nominating Committee of the Board of Directors. The Board of Directors has determined that all members of the Governance and Nominating Committee are independent.

On February 2, 1996, the Board of Directors adopted the 1996 Stock Option Plan for Non-Employee Directors ("Directors Plan"), at the Annual Meeting of Stockholders. In 2003 the Board of Directors and stockholders approved an amendment to the Directors Plan to increase the number of options granted to each Non-Employee Director. The purpose of the Directors Plan is to promote the interests of CompuDyne and its stockholders by encouraging Non-Employee Directors of the Corporation to have a direct and personal stake in the performance of the Corporation's Common Stock. The current Directors Plan, as amended on June 16, 2003, provides that upon initial election to the Board a Non-Employee Director will receive an option to purchase 10,000 shares of Common Stock as specified by the terms and conditions of the Directors Plan. In addition, each Non-Employee Director will receive an option to purchase 10,000 shares of Common Stock as specified by the terms of the Plan, at each Annual Meeting. The maximum number of shares of Common Stock that may be issued or transferred under the Directors Plan upon exercise of options or other rights is 400,000 shares. No options will be granted for attendance or participation in meetings of the Board of Directors or its committees. The directors will continue to be reimbursed for reasonable expenses incurred for attending the Board meetings. Employees of the Corporation receive no compensation for service on the Board of Directors.

During 2003, the Board of Directors held four regular meetings, and one telephonic meeting. The Board acted by unanimous written consent on two occasions. The Executive Committee held no meetings and the Audit Committee held eight meetings. The Compensation and Stock Option Committee held one meeting, and acted by the unanimous written consent of its members on eleven occasions. All directors of the Corporation attended at least 75% of the aggregate of the meetings of the Board of Directors and of committee meetings on which they served, with the exception of Alan Markowitz who attended 33% of such meetings prior to his resignation on August 29, 2003. The Corporation encourages all incumbent directors and director nominees to attend each annual meeting of stockholders. One director attended the Corporation's last annual meeting of stockholders held on June 16, 2003.

Although the Corporation has not to date developed a formal process by which stockholders may communicate directly with directors, it believes that the informal process, in which any communication sent to the Board either generally or in care of the Chief Executive Officer, corporate Secretary, or another corporate officer is forwarded to all members of the Board, has served the Board's and the Corporation's stockholders' needs. There is no screening process, and all stockholder communications that are received by officers for the Board's attention are forwarded to the Board. In view of recently adopted SEC disclosure requirements related to this issue, the Governance and Nominating Committee may consider development of more specific procedures. Until any other procedures are developed and posted on the Corporation's corporate website, any communication to the Board should be mailed to the Board, in care of the Corporation's corporate Secretary, at the Corporation's headquarters in Hanover, Maryland. The mailing envelope must contain a clear notation indicating that the enclosed letter is a "Stockholder-Board Communication" or "Stockholder-Director Communication." All such letters must identify the author as a stockholder and clearly state whether the intended recipients are all members of the Board or just certain specified individual directors. The Secretary will make copies of all such letters and circulate them to the appropriate director or directors.

Corporate Governance and Nominating Committee

The Corporate Governance and Nominating Committee is responsible for implementing and developing policies and procedures relating to corporate governance, including monitoring and review of implementation of the Corporation's Business Ethics Policy. In addition the Committee develops and reviews background information on potential candidates for the Board and makes recommendations to the Board regarding such candidates. The Committee also prepares and supervises the Board's annual review of director independence and the Board's performance self-evaluation. The charter of the Governance and Nominating Committee is available on the Investor Relations section of CompuDyne's website (www.compudyne.com). The Committee was established in 2004 and therefore held no meetings during fiscal 2003.

On February 13, 2004 the Board elected the members of the Corporate Governance and Nominating Committee as shown above. All members of the Committee are independent.

Stockholders may recommend director candidates for consideration by the Governance and Nominating Committee by writing to the Corporation's corporate Secretary at the Corporation's headquarters in Hanover, Maryland, giving the candidate's name, contact information, biographical data and qualifications. A written statement from the candidate consenting to be named as a candidate and, if nominated and elected, to serve as a director should accompany any such recommendation. Stockholders who wish to nominate a director for election at an annual meeting of the stockholders of the Corporation must follow the procedures described under "Stockholder Proposals for 2005 Annual Meeting" contained herein.

In evaluating and determining whether to recommend a candidate for nomination to a position on the Corporation's Board, the Governance and Nominating Committee will consider the criteria established by the Board and the Governance and Nominating Committee to determine a candidate's suitability for board service, which criteria include high professional ethics and values, relevant experience and a commitment to enhancing stockholder value. In evaluating candidates for nomination, the Governance and Nominating Committee utilizes a variety of methods. The Committee regularly assesses the size of the Board, whether any vacancies are expected due to retirement or otherwise, and the need for particular expertise on the Board. Candidates may come to the attention of the Governance and Nominating Committee from current Board members, stockholders, professional search firms, officers or other persons. The Governance and Nominating Committee will review all candidates in the same manner regardless of the source of the recommendation.

Mr. John H. Gutfreund was recommended to the Governance and Nominating Committee by the Chief Financial Officer of CompuDyne. Mr. John Michael McConnell was recommended to the Governance and Nominating Committee by a stockholder of CompuDyne.

BUSINESS ETHICS POLICY

CompuDyne's Business Ethics Policy outlines the code of conduct expected from all CompuDyne employees, directors, and those with whom CompuDyne has a subordinate contractual relationship, including, but not limited to, subcontractors, vendors, sales representatives, consultants, and agents. Every employee and director is asked to read and agree, by signature, to abide by the stipulations of this Policy. Those with whom CompuDyne has a subordinate contractual relationship - called "stakeholders" herein -- are also required to comply with this Policy; stakeholder compliance is the responsibility of the CompuDyne employee(s) who is the point of interface with the stakeholder (such as the project engineer who supervises a subcontractor's performance). At the beginning of each year, all employees and directors will be asked to reaffirm, by signature, their agreement to abide by this Policy. A copy of the Business Ethics Policy is available on the Investor Relations section of CompuDyne's website (www.compudyne.com).


EXECUTIVE OFFICERS

The following table sets forth information with respect to each executive officer of the Corporation who served during 2003. Background information on executive officers of the Corporation who are also directors appears on page 6 and 7 of this Proxy Statement.

Name                        Age    Position

Martin A. Roenigk            61    Director, Chairman, President and Chief Executive Officer:
                                   CompuDyne Corporation
                                   Chairman: Norment Security Group, Inc., Norshield Corporation,
                                   Quanta Systems Corporation, Secure Travel Inc, Fiber SenSys, Inc.,
                                   CorrLogic, Inc., Tiburon, Inc.

Philip M. Blackmon           56    Director and Executive Vice President: CompuDyne Corporation
                                   President and Chief Executive Officer: Quanta Systems Corporation

Gary T. Bunyard              44    President and Chief Executive Officer: Tiburon, Inc., CorrLogic, Inc.

Geoffrey F. Feidelberg       48    Chief Financial Officer and Treasurer:  CompuDyne Corporation
                                   Treasurer, Vice President: CorrLogic, Inc., Fiber SenSys, Inc, Norment Security Group,
                                   Norshield Corporation, SecureTravel, Inc., Tiburon, Inc.
                                   Vice President: Quanta Systems Corporation

Jon R. Lucynski              55    President and Chief Executive Officer:  Norment Security Group, Inc.
                                   Chief Executive Officer: Norshield Corporation and Fiber SenSys, Inc.

Gary Mangus                  48    President: Institutional Security Systems Group

W. C. Rock                   55    Vice President of Accounting, Corporate Controller, Corporate Secretary:
                                   CompuDyne Corporation
                                   Corporate Secretary: CorrLogic, Inc., Fiber SenSys, Inc, Norment Security Group,
                                   Norshield Corporation, Secure Travel, Inc., Tiburon, Inc.

C. David Wachs               45    President: Norshield Corporation

_________________________________________________________________________________________________________________________


Mr. Bunyard has served as the President and Chief Executive Officer of Tiburon, Inc., a subsidiary of the Corporation since April 2003. Mr. Bunyard has been with Tiburon since 1990 and has held several executive positions within the company, including Vice President of Sales and Marketing, Chief Operating Officer, President of Tiburon Justice Systems and Vice President of Corrections and Justice Products.

Mr. Lucynski has served as President of Norment Security Group, Inc., a subsidiary of the Corporation, since November 1998 and Chief Executive Officer since October 2001. Mr. Lucynski has held several executive positions including, Executive Vice President and Vice President of Operations, since joining Norment Security Group, Inc. in January 1991.

Mr. Mangus has served as the President of the Corporation's Institutional Security Systems segment since September 2002. From March 1998 to August 2002, Mr. Mangus served as Vice President of Norment Security Group, Inc. Mr. Mangus joined Norment Security Group in January 1986.

Mr. Rock has served as the Vice President Accounting, Corporate Controller and Secretary since July 2001. Mr. Rock joined the Corporation as the Chief Financial Officer and Secretary in 1996 upon the acquisition of Shorrock Electronic Systems.

Mr. Wachs has served as President of Norshield Security Products, a subsidiary of the Corporation, since July 2000. From September 1998 to June 2000, Mr. Wachs served as the President of Montgomery Technology, Inc., an electronic security systems firm.

EXECUTIVE COMPENSATION AND OTHER TRANSACTIONS WITH MANAGEMENT

The following table sets forth the total annual compensation of the Corporation's Chairman, President and Chief Executive Officer and the four other most highly compensated executive officers serving at the end of 2003 whose salary and bonuses exceeded $100,000 in 2003 ("Named Executive Officers"):

                                                            Summary Compensation Table
-----------------------------------------------------------------------------------------------------------------------

                                                                             Long Term Compensation
                                                                             ----------------------
                                         Annual Compensation                       Awards
                                        --------------------
                                                                          Restricted     Securities
                                                                          Stock          Underlying        All Other
                                                                          Awards         Options/SAR       Compensation
Name and Principal Position
---------------------------
                                         Year      Salary ($)    Bonus ($)    ($)         (1)(#)/(%)             (2)($)
                                        ------     ----------   --------- -----------  ---------------    --------------
Martin A. Roenigk (2a)                   2003       275,000       75,000       0                    0           22,780
Chairman, President  & CEO               2002       275,000            0       0                    0           22,578
                                         2001       250,000      180,000       0                    0           20,741

Geoffrey F. Feidelberg (2b)              2003       201,350       75,000       0         25,000 / 11%            8,503
CFO and Treasurer                        2002       170,830            0       0                    0           34,947
                                         2001        63,978       50,000       0        125,000 / 34%                0

Jon R. Lucynski (2c)                     2003       255,000       75,000       0                    0           15,880
CEO: Norment Security Group              2002       242,000            0       0                    0           23,738
CEO: Norshield Corp, Fiber SenSys        2001       220,000      210,000       0         50,000 / 13%           21,850

Gary T. Bunyard (2d)(3)                  2003       210,000       52,333       0          20,000 / 9%            5,000
President: Tiburon, Inc.                 2002       118,125       29,500       0          30,000 / 6%                0

Philip M. Blackmon  (2e)(4)              2003       140,000       40,000       0                    0           30,976
Executive Vice President                 2002       140,000       25,000       0          10,000 / 2%           12,940
President: Quanta Systems Corp           2001       135,000       40,000       0                                12,421

1) In July 2001 Mr. Feidelberg was awarded a non-qualified stock option to purchase 125,000 shares of the Corporation's Common Stock for $8.075 per share in accordance with the terms and conditions of the Corporation's 1996 Stock Incentive Compensation Plan for Employees. Such options will be fully exercisable in 2006 and will expire on July 28, 2011. In October 2001, Mr. Lucynski was awarded an incentive stock option to purchase 25,000 shares, of the Corporation's Common Stock for $12.07 per share in accordance with the terms and conditions of the Corporation's 1996 Stock Incentive Compensation Plan for Employees. Such options will be fully exercisable in 2006 and will expire on October 16, 2011. In November 2001, Mr. Lucynski was awarded an incentive stock option to purchase 25,000 shares, of the Corporation's Common Stock for $10.42 per share in accordance with the terms and conditions of the Corporation's 1996 Stock Incentive Compensation Plan for Employees. Such options will be fully exercisable in 2006 and will expire on November 16, 2011. On May 10, 2002 Gary Bunyard was granted an incentive stock option to purchase 10,000 shares of the Corporation's Common Stock for $13.445 per share in accordance with the terms and conditions of the Corporation's 1996 Stock Incentive Compensation Plan for Employees. Such options will be fully exercisable in 2007 and will expire on May 9, 2012. On July 31, 2002 Gary Bunyard was granted an incentive stock option to purchase 20,000 shares of the Corporation's Common Stock for $8.7150 per share in accordance with the terms and conditions of the Corporation's 1996 Stock Incentive Compensation Plan for Employees. Such options will be fully exercisable in 2007 and will expire on July 30, 2012. On February 28, 2002 Philip Blackmon was awarded an incentive stock option to purchase 10,000 shares of the Corporation's Common Stock for $12.21 per share in accordance with the terms and conditions of the Corporation's 1996 Stock Incentive Compensation Plan for Employees. Such options will be fully exercisable in 2007 and will expire on February 27, 2012. On February 25, 2003 Gary Bunyard was granted an incentive stock option to purchase 10,000 shares of the Corporation's Common Stock for $6.8150 per share in accordance with the terms and conditions of the Corporation's 1996 Stock Incentive Compensation Plan for Employees. Such options will be fully exercisable in 2008 and will expire on February 24, 2013. On October 14, 2003 Mr. Feidelberg was awarded an incentive stock option to purchase 25,000 shares of the Corporation's Common Stock for $7.9850 per share in accordance with the terms and conditions of the Corporation's 1996 Stock Incentive Compensation Plan for Employees. Such options will be fully exercisable in 2008 and will expire on October 13, 2013.

2) Includes matching contributions made by CompuDyne in CompuDyne's 401(k) Retirement Savings Plan; may also include matching contributions made by CompuDyne in the Employee Stock Purchase plan, car allowances or personal use of a company car and vacation payout for the executive officer noted in 2003: (a) $16,800 car allowance, $5,000 401-K match, $780 Employee Stock Purchase match (b) $5,000 401-K match, $780 Employee Stock Purchase match, $2,723 personal use of company car (c) $9,900 car allowance, $5,000 401-K match, $780 Employee Stock Purchase match (d) $5,000 401-K match (e) ) $7,800 car allowance, $4,761 401-K match, $780 Employee Stock Purchase match, $17,635 vacation payout.

3) Mr. Bunyard's 2002 salary is for the period May 2, 2002, the effective date of the Tiburon acquisition, until the end of the year.

4) On November 12, 1992, the CompuDyne Board of Directors authorized the sale of 100,000 shares of CompuDyne Common Stock to Philip M. Blackmon at a price of $.40 per share, the fair market value at such time. Under a Stock Purchase Agreement, dated August 1, 1993, entered into pursuant to such authorization, Mr. Blackmon purchased 25% of such shares on each of August 1, 1993, 1994, 1995 and 1996 at $.40 per share by giving CompuDyne five-year non-recourse promissory notes in the amount of $10,000 each, collateralized by the stock and bearing interest at 2% per annum over the rate designated by the First National Bank of Maryland as its prime commercial rate. On May 1, 1998, the Board of Directors, by unanimous consent, approved an amendment to the Stock Purchase Agreement extending the maturity date to seven years from the original agreement date. In addition, the payment provisions of the Agreement were changed to allow the obligor to make payment of principal and interest either in cash or by the tender to CompuDyne of that number of shares of CompuDyne Common Stock equal to the result obtained by dividing the total amount of principal and interest due by the fair market value of the stock. In April 2001 Mr. Blackmon exercised his right to tender shares of CompuDyne Common Stock as payment of the promissory notes. Mr. Blackmon surrendered 6,483 shares in fulfillment of his obligation.

Option/SAR Grants in Last Fiscal Year
-------------------------------------
============================================================================================================================

                             Number of     % Of Total                                         Potential Realizable Value at
                            Securities     Options/SARS                                       Assumed Annual Rates of Stock
                            Underlying      Granted to                                               Price Appreciation
                           Options/SARS    Employees in      Exercise Price     Expiration
          Name              Granted (#)     Fiscal Year         ($/Share)          Date              5%   $          10% $

============================================================================================================================

Philip M. Blackmon                  0               0                  0                                  0              0

Gary T. Bunyard                20,000            9.15             6.8150         02/24/2013          85,718        217,227

Geoffrey F. Feidelberg         25,000           11.44             7.9850         10/13/2013         125,500        318,016

Jon R. Lucynski                     0               0                  0                                  0              0

Martin A. Roenigk                   0               0                  0                                  0              0
============================================================================================================================


============================================================================================================================
                                                                   Number of Securities
                           (#) Shares                             Underlying Unexercised          Value of Unexercised
                             Acquired                                 Options/SARS             In -the-Money Options/SARS
                                On          ($) Value                At FY-End (#)                      At FY-End ($)
Name                         Exercise        Realized        Exercisable      Unexercisable   Exercisable    Unexercisable
============================================================================================================================

Philip M. Blackmon                  0               0              2,000              8,000               0              0

Gary T. Bunyard                     0               0              6,000             44,000               0              0

Geoffrey F. Feidelberg              0               0             50,000            100,000          96,250        194,750

John R. Lucynski               18,000          88,059             32,000             36,000          31,500         15,750

Martin A. Roenigk              50,000         268,750            150,000                  0       1,275,000              0

============================================================================================================================

                      BENEFICIAL OWNERSHIP OF COMMON STOCK

As of April 2, 2004, there were 8,019,432 shares of CompuDyne Common Stock issued and outstanding. The following table sets forth, as of April 2, 2004, the amount and nature of the beneficial ownership of CompuDyne Common Stock by each person who is known by CompuDyne to hold of record or beneficially more than 5% of any class of voting securities of CompuDyne and by each director, nominee, and executive officer and by all directors, nominees and executive officers as a group.

                                                                                                   Percent of
                                                                    Amount and Nature Of           Class Owned
 Title of Class    Name and Address                                Beneficial Ownership (2)     (*/ less than 5%)
====================================================================================================================================

 Common Stock      Martin A. Roenigk (1) (3)                              1,588,755                   19.45

 Common Stock      FMR Corporation (5)                                      685,815                    8.55
                   82 Devonshire Street
                   Boston, MA 02109

 Common Stock      Eubel Brady & Suttman Asset Management (5)               510,140                    6.36
                   777 Washington Village Drive, Suite 210
                   Dayton, Ohio 45459

 Common Stock      Alan Markowitz  (6)                                      485,115                    6.05
                   831 Youngsford Rd
                   Gladwyn, PA 19035

 Common Stock      Kennedy Capital Management, Inc. (5)                     329,392                       *
                   10829 Olive Blvd.
                   St. Louis, MO 63141

                   Ron Angelone (1) (3)                                           0                       *

 Common Stock      Philip M. Blackmon (1) (3)                                47,995                       *

 Common Stock      Gary Bunyard (1) (3)                                      54,110                       *

 Common Stock      David W. Clark, Jr. (1) (3) (7)                           40,265                       *

 Common Stock      Geoffrey F. Feidelberg (1) (3)                            52,812                       *

                   John H. Gutfreund (1)                                          0                       *

 Common Stock      Wade B. Houk (1) (3) (8)                                   3,070                       *

 Common Stock      Bruce Kelling (1) (3)                                    230,663                       *

 Common Stock      Jon R. Lucynski (1) (3) (4)                               42,246                       *

                   John Michael McConnell (1)                                     0                       *

 Common Stock      Millard H. Pryor, Jr. (1) (3) (9)                         37,516                       *

 Common Stock      William C. Rock (1) (3)                                   20,137                       *

 Common Stock      C. David Wachs (1) (3)                                    27,511                       *

 Common Stock      All Directors and Officers as                          2,145,080                   25.71
                   a Group (12 persons)

1) The address of each person listed in the table above is, CompuDyne Corporation, 7249 National Drive, Hanover, MD 21076, unless otherwise listed.

2) For purposes of the table, shares of common stock are considered beneficially owned by a person if such person has or shares voting or investment power with respect to such stock. Also included, in some cases, is stock with respect to which a person has the right to acquire beneficial ownership within 60 days and stock beneficially held by spouses or minor children, as to which beneficial ownership is disclaimed.

3) Includes options exercisable within 60 days: Martin A. Roenigk, 150,000 shares, Bruce Kelling, 18,000 shares, Geoffrey F. Feidelberg, 50,000 shares, Gary Bunyard, 12,000 shares Philip M. Blackmon, 4,000 shares, Jon
     R. Lucynski, 38,000 shares, Millard H. Pryor, Jr., 10,050 shares David W. Clark, 9,300 shares, C. David Wachs, 25,000 shares, William C. Rock, 4,800 shares, Wade B. Houk, 2,250 shares.

4)   Includes 2,900 shares held by the children of Jon Lucynski.

5) Ownership as of December 31, 2003 per amended Schedule 13G's filed with the Securities and Exchange Commission.

6)   Ownership as of December 31, 2003.

7) Includes ownership of securities convertible into 10,799 shares of common stock at a conversion price of $13.89 per share.

8) Includes ownership of securities convertible into 720 shares of common stock at a conversion price of $13.89 per share.

9) Includes ownership of securities convertible into 10,799 shares of common stock at a conversion price of $13.89 per share.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In 2001 the Corporation issued 17,000 options to purchase shares of Common Stock to its non-employee directors pursuant to the Directors Plan (see "Directors and Nominees" above) at exercise prices ranging from $7.825 to $16.63 per share. In 2002 the Corporation issued 7,000 options to purchase shares of Common Stock to its non-employee directors pursuant to the Directors Plan (see "Directors and Nominees" above) at exercise prices ranging from $7.46 to $13.89 per share. In 2003 the Corporation issued 53,000 options to purchase shares of Common Stock to its non-employee directors pursuant to the Directors Plan (see "Directors and Nominees" above) at exercise prices ranging from $7.01 to $9.585 per share.

EXECUTIVE COMPENSATION: REPORT OF THE COMPENSATION AND STOCK OPTION COMMITTEE

The Committee's Responsibilities: The Compensation and Stock Option Committee of the Board (the "Committee") has the responsibility for setting and administering the policies which govern executive and stock compensation. The Committee is composed entirely of independent directors. Reports of the Committee's actions and decisions are presented to the full Board. The purpose of this report is to summarize the philosophical principles, specific program objectives and other factors considered by the Committee in reaching its determinations regarding the executive compensation of the Named Executive Officers.

Compensation Philosophy: The Committee has approved principles for the management compensation program which:

     -- Encourage strong financial and operational performance of the Corporation;

     -- Emphasize performance-based compensation, which balances rewards for short- term and long-term results;

     -- Focus executives on "beating the competition" through regular comparison of CompuDyne performance relative to peer companies;

     -- Link compensation to the interests of stockholders by providing stock incentives and encouraging share holdings; and

     -- Provide a competitive level of total compensation necessary to attract and retain talented and experienced executives.

Compensation Methodology: CompuDyne strives to provide a comprehensive executive compensation program that is competitive and performance-based in order to attract and retain superior executive talent. The Committee from time to time reviews market data and assesses CompuDyne's competitive position for three components of executive compensation: (1) base salary, (2) annual incentives, and (3) long-term incentives. The Corporation utilizes publicly available compensation surveys in the security industry, software and general industry publications to assist in bench marking the competitiveness of its compensation programs. Because the Committee believes that the Corporation's direct competition for executive talent is broader than the companies that are included in the Performance Peer Group established for purposes of comparing stockholder returns (see Stock Performance Graph on page 18 for more information), these surveys may include companies in the Performance Peer Group as well as others in the security and software industry and in general industry groupings of comparable size and profitability. The compensation survey data typically reflect adjustments for each company's relative revenue, profitability, asset base, employee population, geographic location and capitalization along with the scope of managerial responsibility and reporting relationships.

Components of Compensation:

     -- BASE SALARY: Annual base salary is designed to compensate executives for their level of responsibility and sustained individual performance. The Committee approves in advance all salary increases for executive officers. The goal is to compensate executives within the upper mid-level of the range of base salaries paid by companies of comparable size in the security and software industry.

     -- ANNUAL INCENTIVES: Annual incentive awards for the Named Executive Officers are provided in order to promote the achievement of CompuDyne's business objectives. Each year the Committee considers the Corporation's prior year's performance against objectives, as well as its expectations for CompuDyne in the upcoming year. Bearing in mind these considerations, the Committee and the Corporation set budgets for the coming year, which must be met on a sliding scale basis before payments are made. Additionally, individual performance goals may be established for each participant. Participants receive no payments unless minimum thresholds of performance are achieved. Payments may range from 0% to 200% of the guideline annual incentive, with payments increasing as performance improves.

     The Committee establishes a fixed percentage of annual salary or a dollar amount as an executive's guideline annual incentive opportunity, based partly on comparative survey data on annual incentives paid in the security industry, software industry, and other companies similar to the executive's business. The guideline amount increases with the level of responsibility of the executive. Annual incentive awards for 2003 were based on meeting objectives for one or more of three principal measurements:

     -- Earnings Before Interest, and Taxes, but after Cost of Capital at the business unit level:

     --   Earnings Per Share ("EPS") at the corporate level; and

     -- A setting of objectives for individual senior managers and senior management as a group.

     For 2003 CompuDyne achieved the lower range of targeted award levels at certain of its segments and at the overall corporate level. The Bonus column of the Summary Compensation Table on page 11 contains the annual incentive earned, if any, for 2003 for each of the Named Executive Officers.

     -- LONG-TERM INCENTIVE COMPENSATION: The Committee reviews and approves all long-term incentive awards. In 2003 these awards were in the form of stock options. These awards provide compensation to executives only if stockholder value increases. In determining the number of stock options awarded, the Committee reviewed surveys of similar awards made to individuals in comparable positions at other companies and the executive's past performance. The Committee also considers the number of long-term incentive awards previously granted to the executive. Because CompuDyne generally came in at the lower range of performance targets in 2003, stock options were only awarded in selected situations where segments of units of the Corporation outperformed their performance targets, or for new hires, or for exceptional individual accomplishments.

     -- Stock Options: Options have an exercise price equal to the fair market value of common stock on the date of grant and typically vest over a period of five years. They extend for ten years.

Chief Executive Officer Compensation: The Committee's directors annually review Mr. Roenigk's performance. The Committee uses this performance evaluation in considering Mr. Roenigk's compensation. The Chief Executive Officer participates in the same programs and receives compensation based on the same factors as the other executive officers. However, Mr. Roenigk's overall compensation reflects a greater degree of policy and decision-making authority and a higher level of responsibility with respect to the strategic direction and financial and operational results of the Corporation. The Chief Executive Officer's compensation components are:

     -- BASE SALARY: While CompuDyne's results fell in the lower range of performance objectives in 2003, stockholder value increased significantly and the Corporation positioned itself for an important convertible debt offering in early 2004. While there was no salary increase in 2003, these accomplishments were reflected in the Annual Incentive.

     -- ANNUAL INCENTIVE: Annual incentive compensation for Mr. Roenigk is based upon relative attainment of the annual performance goals for the Corporation, and on Mr. Roenigk's individual objectives as determined by the Committee. The Committee granted Mr. Roenigk a bonus of $75,000 in early 2004, reflective of 2003 accomplishments.

     -- LONG-TERM INCENTIVE AWARD: Mr. Roenigk did not receive any stock option awards in 2003.

Omnibus Budget Reconciliation Act of 1993: This Act has had no impact upon CompuDyne's ability to take a tax deduction for annual compensation in excess of $1 million paid to any of the Named Executive Officers since there has been no annual compensation in excess of $1 million. Therefore, the Committee has determined that it is not necessary to seek stockholder approval to amend any current compensation plan at this time to comply with this Act.

Compensation Committee Interlocks and Insider Participation:  There are none.

Respectfully submitted by the members of the Compensation and Stock Option Committee of the Board of Directors:


         Millard H. Pryor, Jr.  Chair
         David W. Clark, Jr.
         Ron Angelone

                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
       AMONG COMPUDYNE CORPORATION, THE NASDAQ STOCK MARKET (U.S.) INDEX,
                    THE RUSSELL 2000 INDEX AND A PEER GROUP


                                          Cumulative Total Return
                            ----------------------------------------------------
                              12/98    12/99    12/00    12/01    12/02    12/03



COMPUDYNE CORPORATION        100.00   200.75   164.71   411.76   148.00   239.81
NASDAQ STOCK MARKET (U.S.)   100.00   186.20   126.78    96.96    68.65   108.18
RUSSELL 2000                 100.00   121.26   117.59   120.52    95.83   141.11
PEER GROUP                   100.00    58.04    46.88    88.65    63.30    98.34

                         * 100 invested on 12/31/98 in
                           stock or index- including
                           reinvestment of dividends.


CompuDyne's Performance Peer Group is composed of three security companies of various sizes and represents its competitors.

CompuDyne's Peer Group is:

 1. Armor Holdings                  (AH)
 2. Kroll Incorporated              (KROG)
 3. Magal Security Systems          (MAGS)

REPORT OF AUDIT COMMITTEE AND FEES OF INDEPENDENT AUDITORS

Report of the Audit Committee

The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other CompuDyne filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Corporation specifically incorporates this Report by reference therein.

The charter of the Audit Committee of the Board, as revised in April 2004, specifies that the purpose of the Committee is to assist the Board in its oversight of:

     -- The integrity of CompuDyne's financial statements and financial reporting processes;

     -- The adequacy of CompuDyne's system of internal accounting and financial controls;

     -- CompuDyne's compliance with ethics policies and applicable legal and regulatory requirements;

     -- The qualifications and independence of CompuDyne's independent auditors; and

     -- The performance of CompuDyne's independent auditors and of CompuDyne's internal audit function.

The full text of the Committee's revised charter is included in this Proxy statement as Exhibit B and is also available on the Investor Relations section of CompuDyne's website (www.compudyne.com).

In carrying out these responsibilities, the Audit Committee, among other things:

     -- Monitors preparation of quarterly and annual financial reports by CompuDyne's management;

     -- Supervises the relationship between CompuDyne and its independent auditors, including: having sole responsibility for the appointment, compensation, retention and oversight of the independent auditors; reviewing the scope of their audit services; and approving all non-audit services; and

     -- Oversees management's implementation and maintenance of effective systems of internal and disclosure controls, including review of CompuDyne's policies relating to legal and regulatory compliance, ethics and conflicts of interests and review of CompuDyne's internal auditing program.

The Committee met eight times during 2003. The Committee schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its tasks. The Committee's meetings include, whenever appropriate, executive sessions with CompuDyne's independent auditors and with CompuDyne's internal auditors, in each case without the presence of CompuDyne's management.

As part of its oversight of CompuDyne's financial statements, the Committee reviews and discusses with both management and CompuDyne's independent auditors all annual and quarterly financial statements prior to their issuance. During 2003, management advised the Committee that each set of financial statements reviewed had been prepared in accordance with generally accepted accounting principles, and reviewed significant accounting and disclosure issues with the Committee. These reviews included discussion with the independent auditors of matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication with Audit Committees), including the quality of and the clarity of disclosures in the financial statements. The Committee also discussed with Deloitte & Touche matters relating to its independence, including a review of audit and non-audit fees and the written disclosures and letter from Deloitte & Touche to the Committee pursuant to Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

In addition, the Committee reviewed key initiatives and programs aimed at strengthening the effectiveness of CompuDyne's internal and disclosure control structure. As part of this process, the Committee continued to monitor the scope and adequacy of CompuDyne's internal auditing program, reviewing staffing levels and steps taken to implement recommended improvements in internal procedures and controls.

Taking all of these reviews and discussions into account, the undersigned Committee members recommended to the Board that the Board approve the inclusion of CompuDyne's audited financial statements in CompuDyne's Annual Report on Form 10-K for the year ended December 31, 2003, for filing with the Securities and Exchange Commission.

Members of the Audit Committee:

Wade B. Houk, Chair
David W. Clark, Jr.
Millard H. Pryor, Jr.

Fees to Independent Auditors for 2003 and 2002

The following table presents fees for professional services rendered by Deloitte & Touche ("D&T") for the audit of CompuDyne's annual financial statement for 2003 and 2002 and fees billed for audit-related services, tax services and all other services rendered by D&T for 2003 and 2002.

                                                                  2003      2002
                                                                 (in thousands)
                                                                -------   ------
   (1)       Audit Fees                                         $ 365     $ 363
   (2)       Audit Related Fees (a)                             $ 124     $   0
   (3)       Tax Fees (b)                                       $  65     $ 127
   (4)       All Other fees                                     $   8     $ 135

     (a) Principally fees related to the registration of the Corporation's 6.25% Convertible Subordinated Notes.
     (b)  Principally tax consulting services.

     All audit related services, tax services and other services were pre-approved by the Audit Committee, which concluded that the provision of such services by D&T was compatible with the maintenance of that firm's independence in the conduct of its auditing functions. The Audit Committee's Outside Auditor Independence policy provides for pre-approval of audit, audit-related and tax services specifically described by the Committee on an annual basis and, in addition, individual engagements anticipated to exceed pre-established thresholds must be separately approved. The policy also requires specific approval by the Committee if total fees for audit-related and tax services would exceed total fees for audit services in any fiscal year. The policy authorizes the Committee to delegate to one or more of its members pre-approval authority with respect to permitted services.


A representative of D & T is expected to attend the Annual Meeting, and will be given the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate stockholders questions.

The Audit Committee has selected PricewaterhouseCoopers, LLP as the Corporation's independent auditor for the fiscal year ending December 31, 2004.


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Corporation's directors and executive officers, and persons who own more than 10% of the Corporation's Common Stock, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Corporation on Forms 3, 4 and 5. Officers, directors and 10% stockholders are required by SEC regulations to furnish the Corporation with copies of all Forms 3, 4, and 5 they file.

On November 12, 2003, Bruce Kelling sold 1,782 shares of stock at a price of $8.80. A Form 4 was not filed within the required filing time period, but was subsequently filed on November 21, 2003.

Based solely on a review of the copies of such reports furnished to the Corporation and written representations that no other reports were required, during the fiscal year ended December 31, 2003, the Corporation believes all
Section 16(a) filing requirements applicable to its officers, directors and 10% beneficial owners were complied with, except as disclosed above.

Information as of December 31, 2003 regarding equity compensation plans approved and not approved by stockholders is summarized in the following table:

Equity Compensation Table

                                                           Number of                              Number of securities
                                                        securities to be                           remaining available
                                                        issued upon the                            for future issuance
                                                          exercise of       Weighted-average          under equity
                                                          outstanding       exercise price of      compensation plans
                                                            options,            outstanding       (excluding securities
                                                          warrants and      options, warrants     reflected in column)
Plan Category                                                rights             and rights                 (a)
                                                              (a)                  (b)                     (c)
------------------------------------------------------------------------------------------------------------------------

Equity Compensation Plans
Approved by Security Holders
-------------------------------------------------------
Employee Plan                                                  1,103,570                $9.55                   196,259
Non-Employee Directors Plan                                       73,100                $9.19                   319,375
Other                                                             13,250                $2.56                         0

Equity Compensation Plans
Not Approved by Security Holders
-------------------------------------------------------

None                                                                   0                    0                         0
------------------------------------------------------------------------------------------------------------------------
Total                                                          1,189,920                $9.45                   515,634

AMENDMENT OF THE CORPORATION'S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER
             OF AUTHORIZED SHARES OF THE CORPORATION'S COMMON STOCK
                                (Proposal No. 2)

Pursuant to Article 5th of the Corporation's Articles of Incorporation, the Corporation currently has 17,000,000 shares of Capital Stock authorized, divided into 15,000,000 shares of Common Stock, par value $0.75 per share and 2,000,000 shares of Preference Stock without par value. As of April 2, 2003, there were 8,019,432 shares of the Corporation's Common Stock issued and outstanding, leaving 6,980,568 shares of Common Stock currently available for future issuance. As of the same date, no shares of Preference Stock were issued or outstanding. The Board of Directors has unanimously approved a resolution to amend Article 5th of the Corporation's Articles of Incorporation to increase the number of authorized shares of Capital Stock to 52,000,000 shares. The text of the proposed amended portion of Article 5th of the Corporation's Articles of Incorporation is as follows:

"Article 5th. The aggregate number of shares of Capital Stock, which the Corporation shall be authorized to issue is 52,000,000 shares, 2,000,000 shares shall be Preference Stock, without Par Value, and 50,000,000 shares shall be Common Stock having a Par Value of $0.75 per share."

The Board of Directors believes it is desirable to have the additional authorized shares of Common Stock available for future financing, acquisition transactions, stock dividends and stock splits, employee benefit plans and other general corporate purposes. Increasing the authorized number of shares of Common Stock to 50,000,000 would provide for 41,980,568 authorized shares of Common Stock available for future issuance. Having an increased number of authorized shares of Common Stock available for issuance in the future will give the Corporation increased flexibility and may allow such shares to be issued without the expense and delay of a special stockholders meeting. All authorized but unissued shares of Capital Stock, including the additional shares of Common Stock authorized by the proposed amendment to the Articles of Incorporation, will be available for issuance without further action by the stockholders, unless such action is required by applicable law or the rules of the National Association of Securities Dealers applicable to the Corporation as a result of the Corporation's shares being listed on the Nasdaq National Market System. The Board of Directors does not intend to seek additional approval by stockholders for the issuance of additional shares unless required to do so by applicable laws or rules.

The additional shares of Common Stock for which authorization is sought would be part of the existing class of Common Stock, and if and when issued, would have the same rights and privileges as the shares of Common Stock currently outstanding. Each share of Common Stock is entitled to one vote and to dividends as declared by the Board of Directors. Upon liquidation each share of Common Stock is entitled to an equal share in all of the assets of the Corporation after payment of creditors. There are no conversion, redemption or sinking fund privileges, and all shares of Common Stock outstanding are fully paid and non-assessable. Stockholders do not have preemptive rights with respect to any offering or sale by the Corporation of any shares of the capital stock of the Corporation or any securities convertible into any such shares. These provisions cannot be changed without the vote of the holders of a majority of the then outstanding shares of Common Stock.

The increase in authorized Common Stock will not have any immediate effect on the rights of existing stockholders. However, the Board of Directors will have the authority to issue authorized Common Stock without requiring future stockholder approval of such issuances, except as may be required by applicable law. To the extent that additional authorized shares are issued in the future, they will decrease the existing stockholders' percentage equity ownership and, depending on the price at which they are issued, could be dilutive to the existing stockholders.

The increase in the authorized number of shares of Common Stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change in control of the Corporation without further action by the stockholders. Shares of authorized and unissued Common Stock could, within the limits imposed by applicable law, be issued in one or more transactions which would make a change in control of the Corporation more difficult, and therefore less likely. Any such issuance of additional Common Stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of Common Stock and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of the Corporation. The Board of Directors is not currently aware of any attempt to take over or acquire the Corporation. While it may be deemed to have potential anti-takeover effects, the proposed amendment to increase the authorized Common Stock is not prompted by any specific effort or takeover threat currently perceived by management.

The Corporation presently has no plans, arrangements or understandings for the issuance of additional shares of Common Stock other than under its existing stock option plans and in the event holders of its 6.25% Convertible Subordinated Notes exercise their conversion features.

Required Vote and Recommendation

The approval of an increase in the number of authorized shares of Common Stock of the Corporation requires that the number of votes cast in favor of the proposal exceed the number of votes cast in opposition to the proposal. Abstentions and broker non-votes will not be counted as votes cast in favor of or in opposition to the approval of an increase in the number of authorized shares of Common Stock of the Corporation.

 THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" PROPOSAL NO. 2
                                                          -----

   PROPOSAL TO AMEND THE 1996 STOCK INCENTIVE COMPENSATION PLAN FOR EMPLOYEES
   --------------------------------------------------------------------------
                                (Proposal No. 3)

The Compensation and Stock Option Committee of the Board of Directors responsible for administering the CompuDyne Corporation 1996 Stock Incentive Compensation Plan for Employees (the "Employee Plan") as of December 31, 2003, has approved and Compudyne has issued options for 1,603,741 shares of CompuDyne Common Stock under the Plan. The Board of Directors recommends that the stockholders approve an amended and restated Employee Plan (the "Amended Employee Plan"). The Employee Plan was adopted by the Board of Directors on February 2, 1996 and approved by the stockholders of the Corporation at the 1996 Annual Meeting. The current Employee Plan limits the number of shares of Common Stock which may be issued or transferred under the Employee Plan upon exercise of options or other rights to 1,800,000 shares. The proposed Amended Employee Plan increases the number of shares of Common Stock which may be issued or transferred under the Plan upon exercise of options or other rights to 4,000,000 shares. In all other respects, the terms and conditions of the Amended Employee Plan and the Employee Plan are the same. On April 2, 2004, the "Fair Market Value" for CompuDyne (CDCY - NASDAQ) was $11.585 per share, as quoted on the Nasdaq National Market System.

Awards may be granted under the Amended Employee Plan only to officers or key employees of the Corporation and its subsidiaries. Currently there are approximately 225 officers and employees who would be eligible to receive awards. The Compensation and Stock Option Committee has the authority, in its discretion and after receiving the recommendations of the President of the Corporation, to determine the employees to whom, and the time or times at which awards under the Amended Employee Plan may be granted and the number of shares to be subject to each award, and in the case of options whether or not such options shall be accompanied by a grant of stock appreciation rights, and therefore, the Corporation cannot determine the number of shares or the amount of awards that may be received by any given officer or employee. In making determinations, the nature of the services rendered by the respective employees, the present and potential contribution to the Corporation's success and such other factors deemed to be relevant will be taken into account.

The Board has proposed the amendment because it believes that it is in the best interests of the Corporation to continue to have the ability to issue options to its employees under the Employee Plan. The Board believes that employee ownership of CompuDyne shares, options and other forms of long-term incentive compensation provide incentive for such employees to further the growth and prosperity of CompuDyne.

A copy of the Plan as proposed to be amended is included in this Proxy Statement as Exhibit A.


Required Vote and Recommendation

The Employee Plan provides that the approval of stockholders of the Corporation is required to increase the aggregate number of shares which may be issued in connection with the Employee Plan and approve the Amended Employee Plan. The approval of the proposed Amended Employee Plan requires that the number of votes cast in favor of the proposal exceed the number of votes cast in opposition to the proposal. Abstentions and broker non-votes will not be counted as votes cast in favor of or in opposition to the approval of the proposed Amended Employee Plan.

  THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" PROPOSAL NO. 3
                                                           -----

 AMENDMENT OF THE CORPORATION'S ARTICLES OF INCORPORATION TO ALLOW THE BOARD OF DIRECTORS TO FILL VACANCIES ON THE BOARD CREATED BY THE SIZE OF THE BOARD BEING
                                   INCREASED
                                (Proposal No. 4)

Pursuant to Article 8th of the Corporation's Articles of Incorporation, if the Board of Directors of the Corporation vote to increase the number of directors, the vacancy or vacancies created by such increase may only be filled by vote of the Corporation's stockholders. The Board of Directors has unanimously approved a resolution to amend Article 8th of the Corporation's Articles of Incorporation to allow the Board of Directors to vote to fill any vacancies on the Board created by any increase in the size of the Board. In all other respects, the terms and conditions of Article 8th and the Articles of Incorporation will remain unchanged. The Board of Directors propose to delete the first paragraph of Article 8th of the Corporation's Articles of Incorporation and substitute in lieu thereof the text below. Please note that the only change to the paragraph is in the penultimate sentence in which the Board of Directors is granted the ability to fill vacant directorships created by any increase in the size of the Board.

     Article 8th. The members of the governing board of the Corporation shall be styled "Directors". The number of directors of the Corporation shall be not less than three (3) nor more than eleven (11), the exact number of directorships to be fixed from time to time by resolution adopted by a majority of the entire Board of Directors. As used in this Article 8th, "entire Board" means the total number of directorships then fixed. In the event that the Board is increased by such resolution, the vacancy or vacancies so resulting shall be filled by a vote of the majority of the entire Board of Directors. No decrease in the Board shall shorten the term of any incumbent director.

     The Board of Directors propose to delete the last sentence of the second paragraph of Article 8th of the Corporation's Articles of Incorporation and substitute in lieu thereof the following text:

     "When the number of Directors is increased by the Board of Directors and any newly created directorships are filled by the Board of Directors, such newly elected directors shall hold office only until the next Annual Meeting, and there shall be no classification of the additional directorships until that time."

     The Board of Directors believes it is desirable to amend the Corporation's Articles of Incorporation to allow the Board to fill any vacancies on the Board created by increasing the size of the Board. This amendment will give the Corporation increased flexibility in its compliance with the rules and regulations of the SEC and the National Association of Securities Dealers regarding the governance of the Corporation and the composition of the Board of Directors and each of its committees.

Required Vote and Recommendation

The affirmative vote of the holders of at least 60% of the outstanding shares of the Corporation's Common Stock entitled to vote at the Annual Meeting is required to approve Proposal No 4. Because the approval of Proposal No. 4 requires the affirmative vote of 60% of the shares of Common Stock entitled to vote at the Annual Meeting, abstentions and broker non-votes on Proposal No. 4 will have the same legal effect as a vote against Proposal No. 4.

 THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" PROPOSAL NO. 4
                                                          -----



                                  OTHER MATTERS

The Board of Directors does not intend to bring any other matter before the meeting, and does not know of any other matter, which anyone else proposes to present for action at the meeting. However, if any other matters properly come before such meeting, or any adjournment thereof, the persons named in the accompanying form of proxy or their duly constituted substitutes acting at the meeting will be deemed authorized to vote or otherwise act thereon in accordance with their judgment on such matters.

                  STOCKHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

Stockholders proposals for the 2005 Annual Meeting of Stockholders must be received at the principal executive offices of the Corporation, 7249 National Drive, Hanover, Maryland 21076, no later than December 31, 2004 for inclusion in the 2005 Proxy Statement.

In order to nominate persons for election to the Corporation's Board of Directors at the 2005 Annual Meeting of Stockholders, or to bring other business constituting a proper matter for stockholder action under applicable law before the 2005 Annual Meeting of Stockholders, a stockholder must deliver written notice to the Secretary of the Corporation at the principal executive offices of the Corporation on or before March 16, 2005.

Stockholders are requested by the Board of Directors to execute and deliver the enclosed proxy.

EXHIBIT A


                              AMENDED AND RESTATED

                              COMPUDYNE CORPORATION

                     1996 STOCK INCENTIVE COMPENSATION PLAN

                                  FOR EMPLOYEES


1.   PURPOSE

     The purpose of the Plan is to further the growth and prosperity of CompuDyne Corporation and its subsidiaries through payment of incentive compensation in the form of Common Stock to officers and key employees and by encouraging investment in CompuDyne's Common Stock by officers and other key employees who are in a position to contribute materially to CompuDyne's prosperity.

2.   DEFINITIONS

     Unless the context clearly indicates otherwise, the following terms when used in this Plan, shall have the meanings set forth in this Section 2.

     "Appreciation" means in connection with an Option or Stock Appreciation Right the amount by which the Fair Market Value of Common Stock subject to such Option on the day prior to exercise thereof exceeds the option price for such Common Stock determined as set forth in Section 7(b) hereof.

     "Award Period" means for each Restricted Stock Award, the period beginning with the date on which such Award is granted and ending on a date specified by the Committee at the time of the granting of such Award. In no event shall the Award Period be greater than ten (10) years.

     "Board of Directors" or "Board" means the Board of Directors of the Company.

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Committee" means the Compensation and Stock Option Committee of the Board of Directors.

     "Common Stock" means the common stock of the Company with a par value of $.75 per share.

     "Company" means CompuDyne Corporation.

     " Fair Market Value" means the average of the high and low sale price for the Common Stock on the date of the Grant, as quoted, on the National Association of Securities Dealers Automated Quotation.

     "Incentive Award" means on Option, a Stock Appreciation Right, a Restricted Stock Award or a combination of them.

     "Incentive Stock Option" means an Option which meets the requirements of
Section 422 of the Code.

     "Option" means a regular stock option or Incentive Stock Option granted under this Plan to purchase shares of Common Stock.

     "Plan" means the CompuDyne Corporation 1996 Stock Incentive Compensation Plan for Employees as amended from time to time.

     "Restricted Stock Award," means the right to receive a specified number of shares of Common Stock in annual installments over a designated Award Period.

     "Stock Appreciation Right" means a right granted by the Committee in connection with or as an amendment to an Option which entitles the holder of the Option to receive the appreciation in value of the stock subject to such Option without payment to the Company.

     "Subsidiary" or "Subsidiaries" means a corporation or other form of business entity more than 50% of the voting interest of which is owned or controlled, directly or indirectly, by the Company.

3.   SHARES OF COMMON STOCK SUBJECT TO THE PLAN

     (a) Subject to the provisions of paragraph (c) of this Section 3 and
Section 9, the total number of shares of Common Stock which may be issued or transferred under this Plan upon exercise of stock options, Stock Appreciation Rights and when an employee becomes entitled to receive shares of stock under the terms of a Restricted Stock Award shall not exceed 1,800,000 shares. (amended 5/2/2002)

     (b) Shares to be transferred to employees will be made available, at the discretion of the Board of Directors, either from authorized but unissued shares of Common Stock or previously issued shares of the Common Stock reacquired by the Company, including shares purchased in the open market.

     (c) If any share of Common Stock transferable under an Incentive Award is not transferred and ceases to be issuable or transferable because of the lapse, in whole or in part, of such Incentive Award, or, by reason of the provisions of paragraph (b) of Section 6, and paragraphs (d) and (e) of Section 7, or as a result of an employee's election to exercise a Stock Appreciation Right as set forth in paragraph (f) of Section 8, or for any other reason, the shares not so issued or transferred shall no longer be charged against the limitation provided for in paragraph (a) of this Section 3 and may again be used for Incentive Awards.

4.   ADMINISTRATION OF THE PLAN

     The Plan shall be administered by the Compensation and Stock Option Committee which shall consist of three members who are not eligible to receive Incentive Awards and who have not been eligible, at any time within one year prior to appointment to the Committee, for selection as a person to whom stock may be allocated or to whom Options or Restricted Stock awards may be granted pursuant to the Plan or any other plan of the Company (exclusive of the 1996 Option Plan for Non-Employee Directors) or any of its affiliates entitling the participants therein to acquire stock of the Company or, any of its affiliates. The Committee shall have authority, in its discretion and after receiving the recommendations of the President of the Company, to determine the employees to whom, and the time or times at which Incentive Awards will be granted and the number of shares to be subject to each Incentive Award, and in the case of Options whether or not such Options shall be accompanied by the grant of Stock Appreciation Rights. In making such determinations, the nature of the services rendered by the respective employees, their present and potential contributions to CompuDyne's success and such other factors deemed to be relevant will be taken into account. Subject to the express provisions of the Plan, the Committee shall also have authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective Incentive Award Agreements (which need not be identical) including the determination of whether Options granted will be designated as Incentive Stock Options and to make all other determinations necessary or advisable for the administration of the Plan. The Committee will hold its meetings at such time and place as it may determine. A majority of its members will constitute a quorum, and all determinations of the Committee shall be made by a majority of its members.

5.   PARTICIPATION

     (a) Incentive Awards may be granted only to salaried officers or key employees of the Company and its Subsidiaries.

     (b) From time to time the President of the Company will determine and recommend to the Committee employees of the Company and of its Subsidiaries who should be granted Incentive Awards, the type of Incentive Award to be granted, and the number of shares subject to each Incentive Award. The Committee shall approve or disapprove such recommendations.

     (c) Incentive Awards may be granted in the following forms:

                (i) A Restricted Stock Award, in accordance with Section 6;

               (ii) An Option, in accordance with Section 7, which may be designated as an Incentive Stock Option as that term is defined in Section 422 of the Internal Revenue Code;

              (iii) An Option, accompanied by a Stock Appreciation Right in accordance with Section 8; or

               (iv) A combination of the foregoing.

6.   RESTRICTED STOCK AWARDS

     An Incentive Award in the form of a Restricted Stock Award shall be subject to the following provisions:

     (a) The Restricted Stock Agreement shall specify (i) a number of shares of Common Stock to be transferred to the recipient over the Award Period, and (ii) the times at which portions of those shares shall be transferred to the recipient. Shares may not be transferred before one year after the date of the Award, or later than ten years from such date, excepting, however, that the Committee may waive any part of the one-year period.

     (b) The Restricted Stock Award shall terminate if the holder, with or without cause, shall cease to be an employee of the Company or any of its Subsidiaries and any installments of shares of Common Stock which have not yet become transferable to such holder shall be forfeited upon cessation of employment; provided, however, in the event that an employee's employment shall terminate as a result of death or disability the foregoing provision of this paragraph (b) shall not apply and all shares of stock subject to Restricted Stock Awards shall immediately become vested.

     (c) At the time an installment of shares of Common Stock is transferred to the holder of a Restricted Stock award, an additional payment shall be made to such holder, either in cash or shares of Common Stock as the Committee shall determine in its sole discretion, in an amount equal to the cash dividends which may have been payable to the holder of the Restricted Stock Award in respect to the shares transferred to the holder at the time the Restricted Stock Award was granted.

     (d) Each Restricted Stock Award shall be evidenced by a written instrument containing terms and conditions determined by the Committee, consistent with the terms of the Plan.

7.   OPTIONS

     An Incentive Award in the form of an Option shall be subject to the following provisions:

     (a) The Option shall specify (i) the number of shares of Common Stock which may be purchased by the recipient over the term of the Option, (ii) the times at which portions of such shares may be purchased by the employee, (iii) whether the Option is accompanied by a Stock Appreciation Right and, if so, the terms and conditions of such Stock Appreciation Right as set forth in Section 8 and
(iv) whether the Option is an Incentive Stock Option. No Option shall be deemed to be an Incentive Stock Option unless the Committee has so designated such Option and the Option states that it is an Incentive Stock Option.

     (b) The purchase price of each share of Common Stock under each Option will be at least 100% of the Fair Market Value of a share of the Common Stock at the time of grant.

     (c) The Option must provide that it is not transferable and may be exercised solely by the person to whom granted, except as provided in paragraph
(e) of this Section 7 in the event of such person's death.

     (d) Unless otherwise determined by the Committee, each Option will be subject to the condition that it may be exercised only if the optionee remains in the employ of the Company and/or a Subsidiary for at least one year after the date of the granting of the Option. An Option may be exercised at the times and in the amounts determined by the Committee. In no event, however, shall an Option or a Stock Appreciation Right relating to such Option be exercisable after ten years from the granting of the Option.

     (e) The Option (and any related Stock Appreciation Right) shall terminate if and when the optionee shall cease to be an employee of the Company and its Subsidiaries, except as follows:

                (i) If an optionee dies while employed by the Company or a
                    Subsidiary, or within thirty (30) days after his/her retirement or the termination of his/her employment where such termination was not for cause, the Option theretofore granted to him/her or any related Stock Appreciation Right may be exercised (for not more than the number of shares for which the optionee might have exercised his/her Option or Stock Appreciation Right at the time of termination of employment) by the beneficiary designated pursuant to paragraph (g) of Section 10 except in the case of an Incentive Stock Option, or in the absence of such designation or if no such beneficiary survives the optionee or if the Option is an Incentive Stock Option, by such person or persons as shall have acquired the Optionee's rights under the Option by will or by the laws of descent and distribution, but only within six (6) months from the date of death, and in no event after ten years from the granting of the Option.

               (ii) If an optionee retires or if his/her employment with the
                    Company or a Subsidiary is terminated for any reason (other than by death), such Option or any related Stock Appreciation Right may be exercised (for not more than the number of shares for which the optionee might have exercised his/her Option on the date of his/her retirement or the date on which his/her employment was terminated or such greater number of shares as the Committee may determine) only within thirty (30) days from the date of such retirement or termination of employment or such other period of time as the Committee may determine, but in no event after ten years from the granting of the Option; provided, however, that if an optionee is dismissed for cause, of which the Committee shall be the sole judge, his/her Option and any related Stock Appreciation Right shall expire on the date and time of dismissal. The Committee may determine that, for the purpose of the Plan, an employee who is on a leave of absence will be considered as still in the employ of the Company, provided that an Option shall be exercisable during a leave of absence only as to the number of shares which were exercisable at the commencement of such leave of absence.

     (f) A person electing to exercise an Option will give written notice to the Company of such election and of the number of shares he/she has elected to purchase and the date on which he/she wishes to exercise the Option. Any person exercising an Option shall tender the full purchase price of the shares he/she has elected to purchase on the date specified by him/her for completion of such purchase.

     (g) A person electing to exercise a Stock Appreciation Right in lieu of exercising all or part of an Option will give written notice to the Company of such election, the number of shares subject to the Option which will be taken in the form of Stock Appreciation Rights and whether the payment of the Appreciation will be entirely in Common Stock or partially in Common Stock and partially in cash as provided in Section 8 hereof.

     (h) The Committee shall have the power to add a Stock Appreciation Right to any outstanding Option. Such addition shall be made by amending the outstanding Option to include a Stock Appreciation Right (with the written approval of the holder thereof). Any such amendment shall not be considered the grant of a new Option but shall be deemed to be a continuation of the Option with respect to which such Stock Appreciation Right is granted.

     (i) The Option agreements or Option grants authorized by the Plan may contain such other provisions, consistent with the terms of the Plan, as the Committee shall consider advisable.

     (j) Incentive Stock Options may not be issued to any person who at the time of grant owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or any of its subsidiaries.

8.   STOCK APPRECIATION RIGHTS

     A Stock Appreciation Right may be granted to a key employee in connection with (and only in connection with) any Option granted pursuant to this Plan subject to the following provisions:

     (a) Each Stock Appreciation Right shall relate to a specific Option granted under the Plan and shall be granted to the employee either concurrently with the grant of the Option or at such later time as determined by the Committee.

     (b) The Stock Appreciation Right shall entitle the holder of an Option to surrender the unexercised Option (or a portion thereof) within the period specified for the exercise of such Option and receive in exchange a payment in cash and/or Common Stock of the Company having an aggregate value equal to the amount by which the Fair Market Value of the Common Stock subject to the Option (or portion thereof which is exercised) exceeds the Option price for such Common Stock (referred to as the Appreciation); provided that the holder of the Option shall be entitled to receive no more than 50% of the Appreciation in cash.

     (c) Each Stock Appreciation Right granted hereunder shall be subject to the same terms and conditions as the related Option. It shall be exercisable only to the extent such Option is exercisable and shall terminate or lapse and cease to be exercisable when the related Option terminates or lapses.

     (d) The holder of the Option shall have the sole discretion to elect in each case whether any payment of a Stock Appreciation Right shall be entirely in the form of Common Stock of the Company or partially in Common Stock of the Company and partially in cash provided, however, the holder cannot elect to receive more than 50% of the Appreciation in the form of cash. The number of shares of Common Stock to be received by a holder upon exercise of a Stock Appreciation Right will be determined by dividing the portion of the Appreciation in respect of which he/she has elected to receive Common Stock by the Fair Market Value of the Common Stock on the day preceding the date of exercise of the Stock Appreciation Right. Any remaining Appreciation (not to exceed 50% of the total) will be paid in cash.

     (e) Payments to be made, in whole or in part, in cash upon exercise of Stock Appreciation Rights by any officer of the Company shall be made in accordance with the provisions relating to the exercise of Stock Appreciation Rights of Rule 16b-3 of the General Rules and Regulations under the Securities Exchange Act of 1934, as in effect at the time of such exercise, or any law, rule, regulation or other provision that may replace such Rule.

     (f) Upon the exercise of a Stock Appreciation Right, the total number of shares subject to the related Option shall automatically be reduced by the number of shares of Common Stock with respect to which the Stock Appreciation Right is exercised. Any shares transferred upon exercise of a Stock Appreciation Right shall be charged against the maximum limitation upon the grant of shares of Common Stock set forth in Section 3 of the Plan. Any shares not transferred which are no longer subject to Option due to surrender of the Option or a portion thereof upon exercise of the Stock Appreciation Right shall not be charged against such maximum limitation and shall again be available for grant pursuant to Incentive Awards.

9.   ADJUSTMENT PROVISIONS

     Except as otherwise provided herein, the following provisions shall apply to all Common Stock authorized for issuance, and optioned, granted or awarded under the Plan:

     (a) Stock Dividends, Splits, etc. In the event of a stock dividend, stock split, or other subdivision or combination of the Common Stock, the number of shares of Common Stock authorized under the Plan will be adjusted proportionately. Similarly, in any such event there will be a proportionate adjustment in the number of shares of Common Stock subject to unexercised Options (but without adjustment to the aggregate option price) and in the number of shares of Common Stock then subject to Restricted Stock Awards.

     (b) Merger, Exchange or Reorganization. In the event that the outstanding shares of Common Stock are changed or converted into, exchanged or exchangeable for, a different number or kind of shares or other securities of the Company or of another corporation, by reason of a reorganization, merger, consolidation, reclassification or combination, appropriate adjustment shall be made by the Committee in the number of shares and kind of Common Stock for which Incentive Awards and Stock Payments may be or may have been awarded under the Plan, to the end that the proportionate interests of participants shall be maintained as before the occurrence of such event. However, in the event of any contemplated transaction which the Committee determines to be a change in control of the Company, the Committee, with the approval of a majority of the members of the Board of Directors who are not then participants, may modify any and all outstanding Incentive Awards and Stock Payments so as to accelerate, as a consequence of or in connection with such transaction, the vesting of any employee's right to exercise any Incentive Awards or the unqualified ownership of Common Stock subject to Incentive Awards.

     (c) Adjustments under this Section 9 shall be made by the Board of Directors, whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive. No fractional shares of Common Stock shall be issued under the Plan on account of any such adjustments.

10.  GENERAL PROVISIONS

     (a) With respect to any shares of Common Stock issued or transferred under the provisions of this Plan, such shares may be issued or transferred subject to such conditions, in addition to those specifically provided in the Plan, as the Board of Directors or Committee may direct.

     (b) Nothing in the Plan or in any instrument executed pursuant thereto will confer upon any employee any right to continue in the employ of the Company or a Subsidiary or will affect the right of the Company or of a Subsidiary to terminate the employment of any employee with or without cause.

     (c) No shares of Common Stock will be issued or transferred pursuant to an Incentive Award unless and until all legal requirements applicable to the issuance or transfer of such shares have, in the opinion of counsel to the Company, been complied with. In connection with any such issuance or transfer, the person acquiring the shares will, if requested by the Company, give written assurances satisfactory to counsel to the Company that the shares are being acquired for investment and not with a view to resale or distribution thereof and assurances in respect of such other matters as the Company or a Subsidiary may consider desirable to assure compliance with all applicable legal requirements.

     (d) No employee (individually or as a member of a group), and no beneficiary or other person claiming under or through him/her, will have any right, title or interest in any shares of Common Stock allocated or reserved for the purposes of the Plan or subject to any Incentive Award except as to such shares of Common Stock, if any, as shall have been issued or transferred to him/her and except as otherwise provided in Section 11 (a).

     (e) In the case of any employee of a Subsidiary, the Committee may direct the Company to issue or transfer the shares covered by the Incentive Award to the Subsidiary for such lawful consideration as the Committee may specify upon the condition that the Subsidiary will transfer the shares to the employee in accordance with the terms of the Incentive Award. Notwithstanding any other provision in this Plan, an Incentive Award may be issued by and in the name of the Subsidiary and shall be considered granted on the date it is approved by the Committee, on the date it is delivered by the Subsidiary, or on such other date between such two dates, as the Committee shall specify.

     (f) The Company or a Subsidiary may make such provisions as it may consider appropriate for the withholding of any taxes which the Company or Subsidiary determines it is required to withhold in connection with any Incentive Award.

     (g) No Incentive Award and no rights under the Plan, contingent or otherwise, shall be assignable, transferable or subject to any encumbrance, pledge or charge of any nature; provided that, under such rules and regulations as the Committee may establish pursuant to the terms of the Plan, a beneficiary may be designated in respect to an Incentive Award in the event of the death of the holder of such Incentive Award and provided, also, that if such beneficiary shall be the executor or administrator of the estate of the holder of such Incentive Award, any rights in respect of such Incentive Award may be transferred to the person or persons or entity (including a trust) entitled thereto under the will of the holder of such Incentive Award or, in case of intestacy, under the laws relating to intestacy, and provided further that an Incentive Award may be transferred pursuant to a Qualified Domestic Relations Order, as defined in the Code or Title I of the Employee Retirement Income Security Act or the rules thereunder.

     (h) Nothing in the Plan is intended to be a substitute for, or shall preclude or limit the establishment or continuation of, any other plan, practice or arrangement for the payment of compensation or fringe benefits to employees generally, or to any class or group of employees, which the Company or any Subsidiary now has or may hereafter lawfully put into effect, including, without limitation, any retirement, pension, insurance, stock purchase, incentive compensation or bonus plan.

     (i) The place of administration of the Plan will conclusively be deemed to be within the State of Connecticut and the validity, construction, interpretation and administration of the Plan and any rules and regulations or determinations or decisions made thereunder, will be governed by, and determined exclusively and solely in accordance with, the laws of the State of Connecticut. Without limiting the generality of the foregoing, the period within which any action arising under or in connection with the Plan, or any payment or Award made or purportedly made under or in connection therewith, must be commenced and will be governed by the laws of the State of Connecticut, irrespective of the place where the act or omission complained of took place and of the residence of any party to such action and irrespective of the place where the action may be brought.

     (j) Any Common Stock granted pursuant to a Restricted Stock Award must be held for at least two (2) years from the date of grant, and any Common Stock acquired by exercise of an Option or a Stock Appreciation Right must be held until at least two (2) years has passed from the date of grant of such Option or Stock Appreciation Right.

11.  AMENDMENT, SUSPENSION AND TERMINATION OF PLAN

     (a) The Board of Directors may at any time terminate, suspend or amend the Plan, provided, however, that no such amendment will, without approval of the stockholders of the Company, except as provided in Section 9 hereof, (i) increase the aggregate number of shares which may be issued in connection with Incentive Awards; (ii) change the minimum Option exercise price; (iii) increase the maximum period during which Options may be exercised, or Restricted Stock Awards transferred; (iv) extend the effective period of this Plan; or (v) materially modify the requirements as to eligibility for participation in the Plan. No such amendment will permit the granting of Incentive Awards to members of the Committee who are not employees.

     (b) The Committee may, with the consent of the person by whom a Restricted Stock Award or an Option is held, modify or change the terms of any Option or Restricted Stock Award in a manner which does not conflict with the provisions of the Plan.

12.  EFFECTIVE DATE AND DURATION OF PLAN

     The effective date of the Plan is February 2, 1996 (subject to approval by the stockholders of the Company on or before February 1, 1997), the date on which the Plan was adopted by the Board of Directors. Any amendment to this Plan will become effective upon approval by the Board of Directors, unless stockholder approval is deemed necessary in which case such amendment shall become effective upon approval by the stockholders. Unless previously terminated by the Board of Directors, this Plan shall terminate at the close of business on February 1, 2006 and no Restricted Stock Award, Option, or Stock Appreciation Right may be granted under it thereafter, but such termination shall not affect any Incentive Award theretofore granted.

EXHIBIT B

                              CompuDyne Corporation
                             AUDIT COMMITTEE CHARTER


PURPOSE

     The Audit Committee shall assist the Board of Directors in fulfilling its oversight responsibility to the stockholders, potential stockholders, the investment community, and others relating to: the integrity of CompuDyne's (the "Company") financial statements, financial reporting processes, systems of internal accounting and financial controls; the performance of the Company's internal audit function and independent auditors; the independent auditor's qualifications and independence; and the Company's compliance with ethics policies and applicable legal and regulatory requirements. In so doing, it is the responsibility of the Audit Committee to maintain free and open communication between the Audit Committee, independent auditors, the internal auditors, and management of the Company.

ORGANIZATION

     The Audit Committee will consist of at least three members of the Board of Directors. Except as otherwise permitted by applicable NASD rules, each member of the Audit Committee shall be "independent" as defined by NASD rules, meet the criteria for independence set forth in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934 (subject to the exemptions provided in Rule 10A-3(c)), and shall not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years. Each member of the Audit Committee must be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement and cash flow statement at the time of his or her appointment to the Audit Committee. In addition, at least one member of the Audit Committee shall be an "audit committee financial expert" (as defined by applicable Securities and Exchange Commission rules).

COMPENSATION

     The compensation of Audit Committee members shall be as determined by the Board of Directors. No member of the Audit Committee may receive, directly or indirectly, any consulting, advisory or other compensatory fee from the Company or any of its subsidiaries, other than fees paid in his or her capacity as a member of the Company's Board of Directors or any committee of the Board and fixed amounts of compensation received under a retirement plan for prior service with the Company (provided that such compensation is not contingent in any way on continued service).

SELECTION AND REMOVAL

     Members of the Audit Committee and the Chairman of the Audit Committee shall be appointed by the Board of Directors, upon the recommendation of the Governance & Nominating Committee. The Board of Directors shall monitor the members of the Audit Committee to confirm that each member remains "independent". The Board of directors may remove members of the Audit Committee from such committee, with or without cause.

MEETINGS

     The Audit Committee will meet at least four times a year in person or by telephone and is authorized to convene additional meetings if required. All Audit Committee members are expected to attend each meeting either in person or by telephone to the extent possible. The Audit Committee will invite members of management, auditors or others to attend their meetings and provide pertinent information as necessary. It will hold private meetings with the Company's auditors and executive sessions periodically.

RESPONSIBILITIES

     The primary responsibility of the Audit Committee is to directly oversee the Company's financial reporting processes on behalf of the Board of Directors and to report the results of their activities to the Board. While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Management is responsible for the preparation, presentation, and integrity of the Company's financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The independent auditors are responsible for auditing the Company's financial statements and for reviewing the Company's unaudited interim financial statements.

     The Audit Committee, in carrying out its responsibilities, believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The Audit Committee should take appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior. The following shall be the principal duties and responsibilities of the Audit Committee.

     The Audit Committee shall be solely and directly responsible for the appointment, retention, compensation and oversight of the work of the independent auditors, including resolution of disagreements between management and the auditor regarding financial reporting.

     The Audit Committee shall pre-approve all audit and non-audit services provided by the independent auditors and shall not engage the independent auditors to perform the specific non-audit services proscribed by law or regulation. The Audit Committee may delegate pre-approval authority to a member of the Audit Committee. The decisions of any Audit Committee member to whom pre-approval authority is delegated must be presented to the full Audit Committee at its next scheduled meeting.

     At least annually, the Audit Committee shall obtain and review a formal written statement by the independent auditors describing:

     --   The firm's internal quality control procedures.

     -- Any material issues raised by the most recent internal quality control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues.

     -- All relationships between the independent auditor and the Company, including the disclosures required by Independence Standards Board Standard No. 1.

     The Audit Committee shall set clear hiring policies for employees or former employees of the independent auditors to ensure that the auditors remain independent under applicable NASD and Securities and Exchange Commission rules. In addition, the Audit Committee shall actively engage in dialogue with the independent auditor with respect to any disclosed relationships or services that might impact the objectivity and independence of the auditor and shall confirm the regular rotation of the lead audit partner and reviewing partner as required by the Sarbanes-Oxley Act of 2002.

     The Audit Committee will carry out the following additional responsibilities:

Financial Statements
--------------------

     -- The Audit Committee shall review the interim financial statements and disclosures under Management's Discussion and Analysis of Financial Condition and Results of Operations with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q. Also, the Audit Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Audit Committee by the independent auditors under generally accepted auditing standards. The Chairman of the Audit Committee may represent the entire Committee for the purposes of this review.

     -- The Audit Committee shall review and discuss with management and the independent auditors the financial statements and disclosures under Management's Discussion and Analysis of Financial Condition and Results of Operations to be included in the Company's Annual Report on Form 10-K, including their judgment about the quality, not just the acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements.

     -- The Audit Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Audit Committee by the independent auditors under generally accepted auditing standards including the matters about which Statement on Auditing Standards No. 61 requires discussion. The Audit Committee shall consider whether or not to recommend to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K.

     -- Review significant accounting and reporting issues including complex or unusual transactions and highly judgmental areas and recent professional and regulatory pronouncements and understand their impact on the Company's financial statements.

     -- Review with management and the external auditors the results of the audit, including any difficulties encountered.


Internal Control
----------------

     -- The Audit Committee shall discuss with management, the internal auditors, and the independent auditors the adequacy and effectiveness of the Company's internal control over financial reporting, disclosure controls and procedure and Code of Ethics.

     -- The Audit Committee shall receive and review the reports of the Company's chief executive officer and chief financial officer required by Rule 13a-14 of the Securities Exchange Act of 1934.

     -- The Audit Committee shall review management's assertion on its assessment of the effectiveness of internal controls as of the end of the most recent fiscal year and the independent auditors' report on management's assertion.

     -- Understand the scope of internal and external auditor's review of internal control over financial reporting and obtain reports on significant findings and recommendations together with management's responses.

Internal Audit
--------------

     -- Review with management and the internal auditor the plans, activities, staffing, organizational structure and effectiveness of the Company's internal audit function.

     -- On a periodic basis meet separately with the individual in the Company responsible for internal auditing to discuss the scope of internal audits and any matters that the Audit Committee or internal auditor believes should be discussed privately.

External Audit
--------------

     -- The Audit Committee shall discuss with the independent auditors the overall scope and plans for their respective audits, including the adequacy of staffing and compensation.

     -- The Audit Committee shall receive regular reports from the independent auditor on the critical accounting policies and practices of the Company, and all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, including ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

     --   Review the performance of the Company's external auditors.

     --   Review and confirm the independence of the external auditors.

     -- On a regular basis meet separately with the external auditors to discuss any matters that the Audit Committee or auditors believe should be discussed privately.

Compliance
----------

     -- Review the effectiveness of the system for monitoring compliance with laws and regulations and the results of management's investigation and follow-up (including disciplinary action) of any instances of noncompliance.

     -- Review the findings of any examinations by regulatory agencies and any auditor observations.

Reporting Responsibilities
--------------------------

     --   The Audit Committee shall report regularly to the Board of Directors.

     -- Provide an open avenue of communication between internal audit, the external auditors and the Board of Directors.

     -- Report annually to the stockholders, in the Company's proxy statement, describing the Audit Committee's composition, responsibilities and how they were discharged and any other information required by Securities and Exchange Commission regulations.

     -- Review any other reports from the Company that relate to Audit Committee responsibilities.

Other Responsibilities
----------------------

     -- Perform other activities related to this Charter as requested by the Board of Directors.

     -- The Audit Committee shall establish procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

     -- The Audit Committee shall review all "related party transactions" (defined as transactions required to be disclosed pursuant to Item 404 of Regulation S-K) on an ongoing basis, and all such transactions must be approved by the Audit Committee.

     -- The Audit Committee is authorized, without further action by the Board of Directors, to engage such independent counsel and other advisers, as it determines necessary to carry out its duties.

     --   Institute and oversee special investigations as needed.

     -- Review and assess the adequacy of the Audit Committee Charter and recommend changes to the Board of Directors for approval.

     -- The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

                                      PROXY


                              COMPUDYNE CORPORATION
                  ANNUAL MEETING OF STOCKHOLDERS, MAY 27, 2004


     The undersigned hereby appoints Martin A. Roenigk, Geoffrey F. Feidelberg and W. C. Rock and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all of the shares of Common Stock of CompuDyne Corporation (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders thereof to be held on May 27, 2004 and at any and all postponements and adjournments thereof, upon the following matters:

     1. For the election of Geoffrey F. Feidelberg, John H. Gutfreund, John Michael McConnell and Martin A. Roenigk to serve as Directors until the Annual Meeting of Stockholders of the Company to be held in the year 2007 or until their successors are elected and qualified:

          | | For All Nominees   | | Withhold Authority to Vote For All Nominees

(Instructions: to withhold authority to vote for any individual nominee, strike a line through the nominee's name below. If this proxy is executed by the undersigned to withhold authority to vote for the election of only one nominee, the proxy shall be deemed to grant authority to vote for the other nominee.)

          Geoffrey F. Feidelberg     John H. Gutfreund


          John Michael McConnell     Martin A. Roenigk



     2. To amend the Company's Articles of Incorporation to increase the number of authorized shares of capital stock.

          | | For                | | Against                         | | Abstain

     3. To approve the Amended and Restated CompuDyne Corporation 1996 Stock Incentive Plan for Employees.

          | | For                | | Against                         | | Abstain

     4. To amend the Company's Articles of Incorporation to allow the Board of Directors to fill vacancies created by the size of the Board being increased.

          | | For                | | Against                         | | Abstain

     5. To transact any other business that properly comes before the annual meeting, or any adjournments or postponements of the meeting, including, without limitation, a motion to adjourn the annual meeting to another time and/or place for the purpose of soliciting additional proxies.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEMS NOS. 1, 2, 3 and 4. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DIRECTED HEREIN, AND, IN THE DISCRETION OF THE PROXIES, ON ALL OTHER MATTERS PROPERLY BROUGHT BEFORE THE ANNUAL MEETING.

                                                 Dated____________________, 2004

                                                 _______________________________
                                                 Signature of Stockholder

                                                 _______________________________
                                                 Signature of Stockholder


     Please sign exactly as your name(s) appear(s) on this Proxy. Only one signature is required in the case of a joint account. When signing as attorney, executor, administrator, trustee, guardian, custodian, or the like, give title as such. If the signer is a corporation, sign in the corporate name by a duly authorized officer.


          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
                PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.
____________________________________________________
____________________________________________________
____________________________________________________